UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2013

MELA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51481	13-3986004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South Buckhout Street, Suite 1 Irvington, New York		10533
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (914) 591-3783

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure

On January 16, 2013, MELA Sciences, Inc. (the “Company”) provided a presentation to investors discussing, among other topics, an overview of the Company’s business and growth strategy. A copy of the investor presentation is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 7.01 by this reference.

Information in this Form 8-K includes “forward-looking statements” within the meaning of the Securities Litigation Reform Act of 1995. These statements include but are not limited to the Company’s plans, objectives, expectations and intentions and other statements that contain words such as “expects,” “contemplates,” “anticipates,” “plans,” “intends,” “believes,” “assumes,” “predicts” and variations of such words or similar expressions that predict or indicate future events or trends, or that do not relate to historical matters. These statements are based on the Company’s current beliefs or expectations and are inherently subject to significant known and unknown uncertainties and changes in circumstances, many of which are beyond the Company’s control. There can be no assurance that the Company’s beliefs or expectations will be achieved. Actual results may differ materially from the Company’s beliefs or expectations due to financial, economic, business, competitive, market, regulatory and political factors or conditions affecting the Company and the medical device industry in general, as well as more specific risks and uncertainties facing the Company such as those set forth in its reports on Forms 10-Q and 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”). Factors that might cause such a difference include whether MelaFind® achieves market acceptance. Given the uncertainties affecting companies in the medical device industry such as the Company, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements. The Company urges you to carefully review and consider the disclosures found in its filings with the SEC which are available at www.sec.gov and www.melasciences.com.

Some of the highlights contained in the investor presentation are:

•	Information regarding the number of signed user agreements for MelaFind which, as of December 31, 2012, was over 100 units.

•	Personnel additions in Germany, including a Regional President and Sales Representative as well as the number of sales representatives in the US.

•	The Company’s attendance at and participation in several upcoming dermatological conferences and tradeshows, including:

a.	Orlando Dermatology Aesthetic & Clinical Conf. – January (Orlando, Florida)

b.	Winter Clinical Dermatology Meeting – January (Koloa, Hawaii)

c.	Winter Skin Seminar – January ( Park City, Utah)

d.	Annual American Academy of Dermatology Meeting – March (Miami, Florida)

•

The Company’s launch of pilot programs focused on achieving practice acceptance of MelaFind with an emphasis on training the full staff and intensifying and concentrating the initial usage period required for medical conversion to MelaFind.

•	The Company’s goal to significantly reduce its manufacturing costs in 2013.

The investor presentation attached as Exhibit 99.1 to this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be incorporated by reference in any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing or document.

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELA Sciences, Inc.

Date: January 16, 2013	By:	/s/ Joseph V. Gulfo, M.D.
Joseph V. Gulfo, M.D. President and Chief Executive Officer